CAPITAL NOTE

LOAN AGREEMENT

MINISTRY PARTNERS INVESTMENT CORPORATION

Ministry Partners Investment Corporation

955 W. Imperial Highway

P.O. Box 1299

Brea, CA  92822-1299

Gentlemen:

The undersigned investor ("you" or the "Lender") is executing this Loan Agreement with Ministry Partners Investment Corporation ("us", "we" or the "Corporation") in connection with Lender's purchase of the Corporation's unsecured promissory Capital Note in the principal amount of $__________ (the "Note").

PREFACE

The Note (sometimes referred to as a "Capital Note") is our unsecured debt obligation. It is not part of a series or otherwise related to any of the Corporation's other investor notes or other debt obligations the Corporation may currently have outstanding or in the future issue.

1.         LOAN

Subject to the terms and conditions of this Loan Agreement, you hereby irrevocably agree to purchase from the Corporation, and the Corporation agrees to sell to you the Note in the principal amount stated above. Your payment for the Note is due in full upon delivery of this Agreement. Lender tenders herewith a check in the principal amount of the Note, payable to the order of the Corporation.

            YOUR INVESTMENT IN THE CAPITAL NOTE INVOLVES A DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF AN ENTIRE LOSS OF THEIR INVESTMENT.

            YOUR INVESTMENT IN THE CAPITAL NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE 1933 ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. YOU MUST INVEST IN THE CAPITAL NOTE FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO RESELL OR OTHERWISE DISTRIBUTE YOUR CAPITAL NOTE. YOU MAY NOT TRANSFER YOUR CAPITAL NOTE UNLESS THE NOTE IS FIRST REGISTERED UNDER FEDERAL AND APPLICABLE STATE SECURITIES LAWS OR SUCH TRANSFER QUALIFIES FOR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

2.         ACKNOWLEDGMENT OF CERTAIN RISKS

            Lender must consider the risks described below before making a decision to purchase the Note. The Corporation, its business, and the Note are subject to a number of risks, including the following.

Risks Related to the Notes

            NO PREFERRED RIGHT TO PAYMENT. In general, as an owner of a Note, you will have no greater right to payment than that of our other general creditors. At September 30, 2006, we had $51,180,882 of total outstanding debt obligations, of which approximately 46%, 28% and 10% of the principal amount of this debt is due and payable in the years 2006, 2007 and 2008, respectively.

            PAYMENT OF THE NOTES IS NOT SECURED OR GUARANTEED BY ANY PERSON. Repayment of the Note is our exclusive obligation, and the Notes are our sole responsibility and are not the obligation or responsibility of any other person. See "Description of the Notes" below.

            THE NOTES ARE NOT RATED AND THERE WILL BE NO SINKING FUND FOR REPAYMENT OF THE NOTES. We have not obtained a rating for your Notes from an independent rating agency and we do not intend to request such a rating. Also, there will not be a sinking fund established for the repayment of the Notes and we must rely on our available cash resources to timely repay your Note. There is no assurance that we will have adequate cash resources available at the time the Notes are due.

            YOU WILL NOT BE ABLE TO RELY ON THE REVIEW OF AN INDEPENDENT UNDERWRITER. When an offering is made through an underwriter, that firm generally takes the responsibility of reviewing and approving the offering in accordance with its professional standards and due diligence procedures. Because we are selling the Notes directly through our officers and employees, you will not be able to rely on an independent underwriter's review of the Offering.

            THERE WILL BE NO PUBLIC MARKET FOR YOUR NOTES AND YOU MUST DEPEND SOLELY ON OUR ABILITY TO REPAY YOUR NOTE FOR LIQUIDITY OF YOUR INVESTMENT. You should be prepared to hold your Note for maturity, subject to any redemption right you may have under your particular Note. You have the right to tender your Note for prepayment at any time for which we may charge an administrative fee of not more than 3 months interest payable on the Note principal amount of the note prepaid. However, our repurchase of your Note is voluntary and you should not rely on our willingness or ability to do so.

            WE MAY APPLY THE PROCEEDS FROM OUR SALE OF THE NOTE TO REPAY EXISTING INDEBTEDNESS WHICH WILL NOT INCREASE OUR MORTGAGE LOAN INVESTMENT PORTFOLIO. We may from time to time apply all or a substantial amount of the proceeds from the sale of the Note to the repayment of interest and/or principal on our previously issued debt securities. Thus, all or a substantial part of the proceeds from this Offering may be used to pay existing debt rather than for mortgage loan investments.

Risks Related to Our Business

            OUR BUSINESS PLAN IS TO INCREASE OUR SOURCES OF INVESTMENTS, BUT THERE IS NO ASSURANCE WE WILL BE ABLE TO DO SO. We have in the past relied on the ability of our then sole shareholder, Evangelical Christian Credit Union ("ECCU"), to underwrite or originate profitable mortgage loan investments. If we are unable to develop other sources for our investment, we may have to continue to rely on ECCU to originate our loan investments. There is no assurance that we could not obtain more profitable or advantageous mortgage loan investments through sources independent of ECCU.

            WE MAY FROM TIME TO TIME HAVE INSUFFICIENT LIQUIDITY, WHICH COULD IMPAIR OUR ABILITY TO TIMELY PAY SOME OR ALL OF OUR DEBT OBLIGATIONS. From time to time, our revenues could be less than our debt obligations. This could be true even though the principal amount of our receivables exceeds that of our liabilities because the rates of payment on our receivables may be slower than that on our obligations. Ordinarily, we expect to be able to draw on our cash reserves and our ECCU credit facility to fund these shortfalls. However, if these shortfalls are greater than we anticipate and/or our cash resources are not sufficient, we would need to look for additional financing. If additional financing is not available, we could default on the payment of some or all of our debt securities. Also, a delay or default in the payment of a significant amount of our mortgage loan investments would impair our ability to pay our other debt.

            UNEXPECTED INTEREST RATE FLUCTUATIONS COULD REDUCE OR ELIMINATE OUR PROFIT MARGINS. Our profitability is primarily a function of the spread between the yield on our mortgage loan investments and the interest rates we must pay on our debt securities. A decrease in this spread would have a negative effect on our profits and could hamper our ability to pay our debt obligations, our general administrative expenses and our other operating costs.

            OUR SHORT-TERM LIQUIDITY COULD IN SUBSTANTIAL PART DEPEND ON THE ECCU LINES OF CREDIT AND THERE IS NO ASSURANCE THAT OUR PARENT WILL CONTINUE TO PROVIDE US WITH CREDIT. We have used ECCU lines of credit from time-to-time for our temporary cash needs. ECCU is under no obligation to extend its credit agreements in the future and may, under various circumstances, terminate its existing loans. ECCU provides these lines of credit in accordance with its normal operating and regulatory standards which require us to meet certain credit standards for the loan to continue. Accordingly, there is no assurance that ECCU will continue to renew the ECCU lines of credit without terms and conditions which are less favorable to us.

            BECAUSE WE INVEST ONLY IN SPECIALIZED PURPOSE MORTGAGE LOANS, OUR LOAN PORTFOLIO IS GENERALLY MORE RISKY THAN IF IT WERE DIVERSIFIED. We are among a limited number of institutions currently providing loans to evangelical churches and church organizations. Even though the number of institutions making and/or investing in mortgage loans to churches and church related organizations has increased in recent years, these loans are secured by specialized properties and the secondary market for these loans remains regional and limited. Our mortgage loan agreements require the borrower to adequately insure the property securing the loan against liability and casualty loss. However, certain types of losses, generally those of a catastrophic nature such as earthquakes, floods or storms, and losses due to civil disobedience, are either uninsurable or are not economically insurable. If a property was destroyed by an uninsured loss, we could suffer loss of all or a substantial part of our mortgage loan investment.

            Moreover, a majority of our loans are to California borrowers or are secured by properties located in California. In the future, however, we may increase the number of our loans to borrowers in other states and/or which are secured by properties located in other states. If there are downturns in economic conditions in any of these regions or states, it could affect the ability to pay the interest on the notes.

            OUR SHORT-TERM LIQUIDITY CAN FLUCTUATE, AND OUR TIMELY PAYMENT OF INTEREST AND PRINCIPAL ON THE NOTES MAY DEPEND FROM TIME TO TIME ON OUR ABILITY TO SELL THE NOTES. Approximately 46% of our total debt outstanding on September 30, 2006 matures on or before December 31, 2006. To timely repay this debt, we will need to maintain our sale of new investor levels and we need, from time to time, to sell or hypothecate our mortgage loan investments. Because the market for our mortgage loans is specialized, the prices at which our portfolio could be liquidated are uncertain. The amount we would realize is dependent on several factors, including the quality and yield of similar mortgage loans and the prevailing financial market and economic conditions. It is possible that we could realize substantially less than the face amount of our mortgage loans, should we be required to sell or hypothecate them. Thus, the amount we could realize for the liquidation of our mortgage loan investments is uncertain and cannot be predicted.

            WE DEPEND ON REINVESTMENTS BY OUR INVESTORS TO REPAY OUR DEBT SECURITIES. We anticipate that a significant amount of our new debt securities will be sold to our existing investors upon maturity of their debt securities. Historically, we have enjoyed a significant rate of reinvestment by our investors upon maturity of their debt obligations. For example, during the years 2005 and 2004, 66% and 74%, respectively, of our investors extended their investments or reinvested in new debt securities upon maturity of their Notes. If our investors do not reinvest in substantial amounts, our ability to timely pay our debt could be impaired. There is no assurance that these past rates of reinvestment will continue in the future.

            OUR BUSINESS IS HIGHLY COMPETITIVE AND WE MAY BE UNABLE TO OPERATE PROFITABLY. We compete with numerous other financial institutions that provide or finance mortgage loans, including banks, savings and loans, and credit unions.

            WE ARE SUBJECT TO POSSIBLE CONFLICTS OF INTEREST; WE HAVE ENGAGED IN, AND EXPECT TO CONTINUE TO ENGAGE IN, TRANSACTIONS WITH RELATED PARTIES. Our business is subject to possible conflicts of interest as follows:

*         our Chief Executive Officer and Secretary are also full-time employees of ECCU;

*         our directors are also directors of ECCU;

*         we acquire our mortgage loan investments from or through ECCU;

*         we contract with ECCU for our office facilities and administrative services; and

*         we contract with ECCU to service our mortgage loan investments.

            INCREASED LEVERAGE AS A RESULT OF OUR ANTICIPATED ADDITIONAL BORROWINGS MAY HARM OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS. We are essentially not limited as to the amount of additional indebtedness, including senior or secured indebtedness, which we can create, incur, assume or guarantee, nor are we limited in the amount of indebtedness or other liabilities that we can create, incur, assume or guarantee.

            Our level of indebtedness could have important consequences to you, because:

*         it could affect our ability to satisfy our obligations under the Notes;

*         the portion of our cash flows from operations required to make interest and principal payments will not be available for operations, working capital, capital expenditures, expansion, acquisitions or general corporate or other purposes;

*         it may impair our ability to obtain additional financing in the future;

*      it may limit our flexibility in planning for, or reacting to, changes in our business; and

*         it may make us more vulnerable to downturns in our business or the economy in general.

            In addition to our indebtedness, we have substantial lease and other obligations.

            CATASTROPHIC EVENTS MAY IMPAIR OUR MORTGAGE LOAN INVESTMENTS. While our mortgage loans generally require the borrower to adequately insure the property securing the loan against liability and casualty loss, certain types of losses, generally those of a catastrophic nature such as earthquakes, floods or storms, and losses due to civil disobedience, are either uninsurable or are not economically insurable. If a property was destroyed by an uninsured loss, we could suffer loss of all or a substantial part of our mortgage loan investment.

            WE DEPEND ON OUR LONG-TERM LIQUIDITY TO REPAY THE NOTES. Our long-term liquidity depends on a number of factors outside of our control, including:

*         The timely payment by borrowers under our mortgage loan investments;

*         Legal and regulatory requirements affecting our ability to collect any defaulted mortgage loan investments;

*         Changes in federal income tax or other regulatory laws which would detrimentally impact our cash flow through the payment of taxes or surcharges;

*         Changes in local or national financial markets, real estate markets, or economic conditions in general.

            WE MUST RELY UPON LIMITED SOURCES FOR FUNDS TO TIMELY REPAY OUR DEBT. Our sources for funds include:

*         Net cash from operations;

*         Funds borrowed temporarily under lines of credit;

*         The reinvestment by existing noteholders into notes or debt securities upon maturity of their indebtedness;

*         The sale of the debt securities to investors; and

*         The sale and/or hypothecation of our mortgage loan investments.

            There is no assurance that sufficient funds will be available from these sources when we need them.

            IN THE EVENT A BORROWER DEFAULTS ON ONE OF OUR MORTGAGE LOAN INVESTMENTS, WE WILL GENERALLY NEED TO RECOVER OUR INVESTMENT THROUGH THE SALE OF THE PROPERTY SECURING THE LOAN. In that event, the value of the real property security may prove insufficient, in which case we would not recover the amount of our investment. Even though an appraisal of the property may be obtained at the time the loan is originated, the property's value could decline as a result of a number of subsequent events, including:

*         uninsured casualty loss (such as an earthquake or flood);

*         a decline in the local real estate market;

*         undiscovered defects on the property;

*         waste or neglect of the property.

*         a downturn in demographic and residential trends;

*         a decline in growth in the area in which the property is located. Also, churches and church-related properties are generally not as marketable as more common commercial, retail or residential properties.

            The occurrence of any of these factors could severely impair the value of our security for our mortgage loan investment.

            THERE IS A POSSIBILITY THAT WE COULD INCUR FORECLOSURES AND LOSSES IN CONNECTION WITH OUR MORTGAGE LOAN INVESTMENTS DURING RECESSIONARY OR DEPRESSED ECONOMIC PERIODS. Recessionary or depressed periods typically occur on a cyclic basis by an unpredictable time and with uncertain lengths. Also, such events can be triggered by events such as the 9-11 World Trade Center attacks, the United States' war on terrorism, or the war with Iraq, or by large scale business failures such as the Enron and Global Crossing bankruptcies of the recent past. The effects of these events cannot presently be predicted. We could incur losses as a result of borrower defaults and foreclosures on our mortgage loan investments. Also, during times of recession or depression, the demand for our mortgage loans, even in times of declining interest rates, is likely to decline. Also, in connection with any sale or hypothecation of a mortgage loan, we would likely have to agree to be responsible in whole or in part for a limited period of time for any delinquencies or default. If we should experience significant delinquency rates, our revenues would materially decrease and, subject to our other available cash resources at the time, our ability to timely pay our debt securities obligations or our other indebtedness may be substantially impaired.

            IF WE WERE FORCED TO SELL OUR MORTGAGE LOANS, WE MAY NOT RECOVER OUR INVESTMENT. The amount we could realize upon the liquidation of our mortgage loan investments is uncertain and cannot be predicted. It would depend on several factors, including the quality and yield of similar mortgage loans and the prevailing financial market and economic conditions. It is therefore possible that we would realize substantially less than the face amount of our mortgage loans, should we be required to sell or hypothecate them.

3.         REPRESENTATIONS AND WARRANTIES

            NO PERSON SHALL BE OFFERED THE OPPORTUNITY TO PURCHASE OR BE ACCEPTED AS A LENDER, UNLESS THEY MEET THE REQUIREMENTS FOR A PURCHASER OF A NOTE IN A NON‑PUBLIC OFFERING WHICH IS EXEMPT FROM REGISTRATION UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS. THE DETERMINATION OF WHETHER OR NOT ANY PERSON MEETS SUCH REQUIREMENTS SHALL BE WITHIN THE SOLE DISCRETION OF THE CORPORATION.

You make the following representations, warranties and undertakings with the intent that the Corporation may rely on them in determining your eligibility and suitability to invest in a Capital Note. You hereby make the representations and warranties below with the intent that the Corporation rely upon them in determining whether you are a suitable purchaser of the Note, and you hereby agree that your representations and warranties will survive the Corporation's acceptance of this Loan Agreement.

(a)        The information that you provide in this Loan Agreement, or otherwise to the Corporation, is true and correct as of the date hereof, and such representations contained herein are hereby confirmed; should any information change prior to its submission to the Corporation, you hereby agree to immediately provide the Corporation with the corrected information.

(b)        You are purchasing the Note for your own account (or in a fiduciary capacity for the account and benefit of a person or entity) for investment and without any present intention of selling, offering to sell, or otherwise disposing of, or distributing your interest in such Note; and do not presently have any reason to anticipate any change in your circumstances or any particular occasion or event which would cause you to transfer such Note.

(c)        Lender has had the opportunity to review the Corporation's most resent filings on Form 10-KSB and 10-QSB with the U.S. Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934, which include, among other things a description of the Corporation and its business and its most recent year's end and quarterly financial statements.

(d)        You acknowledge that there are a number of risks involved in an investment in the Note, including those set forth in Item 2 above.

(e)        You acknowledge that it may not be possible to liquidate, sell or redeem the Note in case of emergency. You are purchasing the Note for long-term investment purposes only, without any present intention of, or view towards, distribution or resale of the Note.

(f)        You have been afforded the opportunity to negotiate the Note and make inquiries of, and have received answers from, the Corporation's Officers regarding the terms and conditions of the Note or any other matters relating to the Corporation, and Lender has further been afforded the opportunity to obtain any additional information, to the extent the Corporation possesses such information or could acquire it without an unreasonable effort or expense. Lender has been furnished with all materials relating to the Corporation and the Note which Lender has requested.

(g)        You have determined that you are capable of bearing the high economic risks of this investment, including a total loss of your investment.

(h)        You have the means of providing for your current financial needs and contingencies and have no need for liquidity in this investment.

4.         INFORMATION REGARDING LENDER OR LENDER'S REPRESENTATIVE

(a)        Name of person completing this Loan Agreement for Lender: __________

(b)        Age: __________    Marital Status: __________

(c)        Residence Address:       __________________________________________________

__________________________________________________

Zip Code

Mailing Address:           __________________________________________________

(If Different)

__________________________________________________

Zip Code

            Residence Telephone:____________________

            Business Telephone:____________________

(d)        Occupation:__________________________________________________

(e)        Education:

Institution                                  Degree

College Graduate           __________YES     __________NO

Advanced Degree         __________YES     __________NO

(f)        Lender is a citizen of the United States:          __________YES                 __________NO

(g)        Lender is a resident of the United States:                        __________YES                 __________NO

(h)        Lender is at least twenty-one (21) years of age:  __________YES                __________NO

(i)         Do you have a pre-existing relationship with the Corporation (member, manager or officer of the Corporation or a previous investor with the Corporation)?

__________YES               __________NO

            If yes, please briefly describe the relationship: __________________________________________________

            ________________________________________________________________________________

5.         TERMS AND CONDITIONS

            This Loan Agreement is further subject to the following terms and conditions.

(a)        Acceptance.  You hereby confirm your understanding that the Corporation has full and absolute discretion to accept or reject this Agreement. In the case of rejection, your payment tendered hereunder, without interest, will be promptly returned to you. Upon acceptance of this Agreement by the Corporation, you will become the holder of the Note on the books and records of the Corporation as of such date.

(b)        Transferability. You agree not to transfer or assign this Agreement, or any of its interest herein, and further agree that the assignment and transfer of the Note shall be made only in accordance with the terms of this Agreement under applicable laws. You consent to the placement of the following legend on the face of the Note, which refers to the restrictions on transferability of the Note.

THE CAPITAL NOTE EVIDENCED BY THIS INSTRUMENT MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH, AND SUBJECT TO, CERTAIN RESTRICTIONS SET FORTH IN ARTICLE X OF THE CORPORATION'S BYLAWS, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION. ANY ATTEMPTED TRANSFER THAT WOULD VIOLATE THESE RESTRICTIONS IS NULL AND VOID AB INITIO.

(c)        Certification. You hereby certify, under penalty of perjury, that your social security number or tax identification number is correctly set forth on the Signature Page.

(d)        Miscellaneous.

(i)         Notices. All notices or other communications given or made under this Loan Agreement shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to you or to the Corporation at the respective addresses set forth below.

(ii)        Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

(iii)       Integration. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and each such agreement or instrument may be amended only by a writing executed by all parties to such agreement or instrument.

(iv)       Indemnification. You acknowledge that you understand the meaning and legal consequences of each of the representations and warranties you are making to the Corporation in this Loan Agreement. You hereby agree to indemnify and hold harmless the Corporation and its legal counsel and agents and each of its partners, officers and directors, from and against any and all loss, damage or liability due to, or arising out of your breach of any representation, warranty or acknowledgment you make to us in this Loan Agreement, including, but not limited to, all costs, expenses and attorneys' fees incurred by such person in successfully defending any claims brought under the Act or the Note Exchange Act of 1934, or otherwise.

6.         LENDER FINANCIAL PROFILE

(a)        Lender represents that:

(i)         Lender's income, or, if married, the joint income with his/her spouse, during the most recent complete taxable year fell within the range check below:

__________ Under 200,000
__________ $200,001-$300,000	__________ $500,001-$750,000
__________ $300,001-$400,000	__________ $750,001-$1,000,000
__________ $400,001-$500,000	__________ Over $1,000,000

 (ii)       Lender's total net worth (based on non-cash assets valued at fair market value), or, if married, the joint net worth with his/her spouse, falls within the range checked below:

__________ Under $250,000
__________ $250,001‑$300,000	__________ $750,001-1,000,000
__________ $300,001‑$500,000	__________ $1,000,001-5,000,000
__________ $500,001-$750,000	__________ Over $5,000,000

(iii)       If a corporation, Lender's total net worth (based on non-cash assets valued at fair market value) falls within the range checked below:

__________ Under 1,000,000
__________ $1,000,001-5,000,000	__________ Over 5,000,000

(b)        Lender represents that he/she fits into one of the following categories (check more than one, if applicable):

__________            (i)         An individual with a net worth (assets valued at fair market value), including home, automobile and personal effects, or joint net worth with that person's spouse, at the time of purchase in excess of $1,000,000.

__________            (ii)        An individual with a gross income, not including spouse's income, if married, in excess of $200,000 in each of the two most recent years, or joint income with spouse in excess of $300,000 in each of those years, and who reasonably expects to reach the same income level in the current year.

__________            (iii)       Neither of the above.

(c)        Please read and initial the following:

__________ (Initial Here)

(i)         In furnishing the above information, you recognize and acknowledge that we will rely on the information you submit in making a determination as to whether to accept you as an investor in the Capital Note. To the best of your information and belief, the above information you supply us is true and correct in all respects.

__________ (Initial Here)	(ii) You personally have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of the prospective investment in the Note.

7.         ADDITIONAL INFORMATION REGARDING LENDER WHO IS A RETIREMENT PLAN

            The following information is provided for the pension or profit-sharing plans, KEOGH plans ("Qualified Plans") or IRA entity which will be purchasing the Note, not to the individual completing this form.

(a)        Name of Lender: ______________________________________________________________________

(b)        If not an individual, state Lender's type of retirement plan organization:____________________

                                                                                                  (i.e., Qualified Plan, KEOGH plan, etc.)

(c)        Date Lender was formed: ____________________

(d)        Was Lender formed for the specific purpose of acquiring Note?

                                               __________ YES     __________ NO

(e)        Estimated fair market value of Lender's assets: $____________________

(f)        The decision to purchase the Note will be made by:

            Mr./Mrs./Ms.

            (Please Circle One)         FIRST                          MIDDLE                              LAST

            Title:     _________________________

(g)        The person named in Item 8(f) is a bank, an insurance Corporation, a Qualified Retirement Plan Administrator or a registered investment advisor.

                                    _____ YES      _____ NO

(h)        If Lender is a trust, please complete the following items (a) through (c):

(i)         Sponsor/Grantor(s):  __________________________________________________________

(ii)        Trustee(s):  _________________________________________________________________

            Is the Trustee a registered investment advisor?

                                                _____ YES      _____ NO

            *If YES, please provide the S.E.C. registration no.:  _____________________________________

            (iii)       Beneficiaries (if more than three, describe by class and specify number):

            _________________________________________________________________________________

            _________________________________________________________________________________

            _________________________________________________________________________________

(i)         If Lender is a Qualified Plan, please complete the following Items (a) and (b) below:

            (i)         How many participants are in the plan?  _____________________

            (ii)        Do all participants fit into category 20(i) or 20(ii) of PART A above?

_______YES                           NO                               UNKNOWN

10.       FORM OF OWNERSHIP

            Please designate below the form of ownership in which the Capital Note is to be held.

_____              Individual (One signature required)

_____              Joint Tenants with right of survivorship (Both parties must sign)

_____              Tenants in Common (All parties must sign)

_____                          Community Property (One signature required if Note will be held in one name, i.e., managing spouse; two signatures required if Note will be held in both names)

_____                          *Corporation (Signature of authorized party or parties is required)

_____                          *Partnership (Signature of general partner and additional signatures, if required by partnership agreement)

_____                          *Trust (Trustee must sign as follows: ____________________ as trustee for _______________________ dated ____________)

_____                          *Estate or Other Entity (Signature(s) as required by governing documents)

_____                          **Qualified Plans and IRAs

_____                          Held for benefit of a minor under the Uniform Gift to Minors Act

11.

            Please PRINT here the exact name (registration) in which the Note is to be held.

SIGNATURE PAGE

Please complete and execute the appropriate form of Signature Page below.

PLEASE NOTE: BY SIGNING THE SIGNATURE PAGE BELOW, YOU ARE ENTERING INTO A BINDING AGREEMENT TO PURCHASE A CAPITAL NOTE. NO PERSON SHALL BE OFFERED THE OPPORTUNITY TO PURCHASE OR BE ACCEPTED AS A LENDER UNLESS THEY MEET THE REQUIREMENTS FOR A PURCHASER OF A CAPITAL NOTE IN A NON‑PUBLIC OFFERING WHICH IS EXEMPT FROM REGISTRATION UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS. THE DETERMINATION OF WHETHER OR NOT ANY PERSON MEETS SUCH REQUIREMENTS SHALL BE WITHIN THE SOLE DISCRETION OF THE CORPORATION BASED ON THE INFORMATION YOU PROVIDE IN THIS LOAN AGREEMENT.

SIGNATURE PAGE

FOR AN INDIVIDUAL LENDER

Lender No. 1                                                              Lender No. 2

                                                                                    (if applicable)

________________________________________    _________________________________________

Signature                                                                      Signature

________________________________________    _________________________________________

Social Security Number                                                 Social Security Number

________________________________________    _________________________________________

Print or Type Name                                                       Print or Type Name

Residence Address                                                    Residence Address

________________________________________    _________________________________________

________________________________________    _________________________________________

Executed at:                                                               Executed at:

________________________________________    _________________________________________

City                                                                              City

________________________________________    _________________________________________

State                                                                             State

this _____ day of ___________ 200__.                                    this _____ day of ___________ 200__.

Agreement Accepted:

MINISTRY PARTNERS INVESTMENT CORPORATION

By:

Date:

PLEASE NOTE: BY SIGNING THE SIGNATURE PAGE BELOW, YOU ARE ENTERING INTO A BINDING AGREEMENT TO PURCHASE A CAPITAL NOTE. NO PERSON SHALL BE OFFERED THE OPPORTUNITY TO PURCHASE OR BE ACCEPTED AS A LENDER UNLESS THEY MEET THE REQUIREMENTS FOR A PURCHASER OF A CAPITAL NOTE IN A NON‑PUBLIC OFFERING WHICH IS EXEMPT FROM REGISTRATION UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS. THE DETERMINATION OF WHETHER OR NOT ANY PERSON MEETS SUCH REQUIREMENTS SHALL BE WITHIN THE SOLE DISCRETION OF THE CORPORATION BASED ON THE INFORMATION YOU PROVIDE IN THIS LOAN AGREEMENT.

                                                             SIGNATURE PAGE

                                                   FOR A CORPORATE LENDER

NOTE:  The officer authorized to bind the corporate Lender must sign and attach copies of the corporation's articles of incorporation, including all amendments, and a copy of the corporate resolutions or other documents authorizing the officer to sign on behalf of the corporation, which copies must be certified by the corporate secretary as true and correct.

Name of Corporation:

                                                               (Please print or type)

By:

                                                        (Signature of authorized agent)

Title:

Taxpayer Identification No.:

Address of Principal

Corporate Offices:

Executed at: __________________, _____________, this _____ day of ______________ 200__.

Agreement Accepted:

MINISTRY PARTNERS INVESTMENT CORPORATION

By:

Date:

PLEASE NOTE: BY SIGNING THE SIGNATURE PAGE BELOW, YOU ARE ENTERING INTO A BINDING AGREEMENT TO PURCHASE A CAPITAL NOTE. NO PERSON SHALL BE OFFERED THE OPPORTUNITY TO PURCHASE OR BE ACCEPTED AS A LENDER UNLESS THEY MEET THE REQUIREMENTS FOR A PURCHASER OF A CAPITAL NOTE IN A NON‑PUBLIC OFFERING WHICH IS EXEMPT FROM REGISTRATION UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS. THE DETERMINATION OF WHETHER OR NOT ANY PERSON MEETS SUCH REQUIREMENTS SHALL BE WITHIN THE SOLE DISCRETION OF THE CORPORATION BASED ON THE INFORMATION YOU PROVIDE IN THIS LOAN AGREEMENT.

                                                             SIGNATURE PAGE

                                                  FOR A PARTNERSHIP LENDER

NOTE: The general partner(s) authorized to bind the partnership Lender must sign and must attach a copy of the partnership agreement, including all amendments. The agreement should include the date of formation of the partnership, a list of all of the partners, appropriate language authorizing this type of investment, and the power of the general partner(s) to make this investment.

Name of Partnership:

                                                               (Please print or type)

By:

                                                        (Signature of General Partner)

By:

               (Signature of additional General Partner (if required by the Corporation agreement)

Taxpayer Identification No.:

Principal Business Address:

Executed at __________________, _______________, this ____ day of _____________ 200__.

Agreement Accepted:

MINISTRY PARTNERS INVESTMENT CORPORATION

By:

Date:

PLEASE NOTE: BY SIGNING THE SIGNATURE PAGE BELOW, YOU ARE ENTERING INTO A BINDING AGREEMENT TO PURCHASE A CAPITAL NOTE. NO PERSON SHALL BE OFFERED THE OPPORTUNITY TO PURCHASE OR BE ACCEPTED AS A LENDER UNLESS THEY MEET THE REQUIREMENTS FOR A PURCHASER OF A CAPITAL NOTE IN A NON‑PUBLIC OFFERING WHICH IS EXEMPT FROM REGISTRATION UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS. THE DETERMINATION OF WHETHER OR NOT ANY PERSON MEETS SUCH REQUIREMENTS SHALL BE WITHIN THE SOLE DISCRETION OF THE CORPORATION BASED ON THE INFORMATION YOU PROVIDE IN THIS LOAN AGREEMENT.

                                                             SIGNATURE PAGE

                                                         FOR A TRUST LENDER

NOTE: The trustee empowered to bind the trust Lender must sign and must attach a copy of the trust instrument, including all amendments, which should include specific language authorizing this type of investment by the trustee and providing the identity of all trustees and of the person with authority to sign on behalf of the trust.

Name of Trust:

                                                               (Please print or type)

Name of Trustee:

                                                               (Please print or type)

Date trust was formed:

By:

                                                               (Trustee's signature)

Taxpayer Identification No.:

Trustee's Address:

Executed at ____________________, _______________, this ____ day of ______________ 200__.

Agreement Accepted:

MINISTRY PARTNERS INVESTMENT CORPORATION

By:

Date:

PLEASE NOTE: BY SIGNING THE SIGNATURE PAGE BELOW, YOU ARE ENTERING INTO A BINDING AGREEMENT TO PURCHASE A CAPITAL NOTE. NO PERSON SHALL BE OFFERED THE OPPORTUNITY TO PURCHASE OR BE ACCEPTED AS A LENDER UNLESS THEY MEET THE REQUIREMENTS FOR A PURCHASER OF A CAPITAL NOTE IN A NON‑PUBLIC OFFERING WHICH IS EXEMPT FROM REGISTRATION UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS. THE DETERMINATION OF WHETHER OR NOT ANY PERSON MEETS SUCH REQUIREMENTS SHALL BE WITHIN THE SOLE DISCRETION OF THE CORPORATION BASED ON THE INFORMATION YOU PROVIDE IN THIS LOAN AGREEMENT.

                                                             SIGNATURE PAGE

                                                FOR ANOTHER ENTITY LENDER

NOTE: The person authorized to bind the entity must sign and must attach a copy of the relevant documents, which should include specific language authorizing this type of investment and identifying the person with authority to sign on behalf of the entity.

Name of entity:

                                                               (Please print or type)

By:

                                                       (Signature of authorized person)

Taxpayer Identification No.:

Trustee's Address:

Executed at ______________, ___________, this _____ day of ________________ 200__.

Agreement Accepted:

MINISTRY PARTNERS INVESTMENT CORPORATION

By:

Date: